EXHIBIT 24.1


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 16th day of June, 1999.




                                    /s/ LEWIS S. RANIERI
                                        Lewis S. Ranieri

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 18th day of June, 1999.




                                    /s/ LAWRENCE CHIMERINE
                                        Lawrence Chimerine

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 18th day of June, 1999.




                                    /s/ DAVID M. GOLUSH
                                        David M. Golush

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of June, 1999.




                                    /s/ PAUL M. HORVITZ
                                        Paul M. Horvitz

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 18th day of June, 1999.




                                    /s/ ANTHONY J. NOCELLA
                                        Anthony J. Nocella

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 16th day of June, 1999.




                                    /s/ SALVATORE A. RANIERI
                                        Salvatore A. Ranieri

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 14th day of June, 1999.




                                    /s/ SCOTT A. SHAY
                                        Scott A. Shay

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration under the Securities Act of 1933, as amended (the "Securities Act"), by Bank United Corp., a Delaware corporation (the "Company"), of shares of its Class A Common Stock, par value $0.01 per share, the undersigned hereby makes, constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to such securities and any amendments or post-effective amendments thereto, and any subsequent registration statement filed by the Company pursuant to Rule 462 of the Securities Act, and to file same (with all exhibits thereto and other documents in connection therewith) with the Securities and Exchange Commission and to sign and file all documents required to be signed and filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact or his substitute may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of June, 1999.




                                    /s/ MICHAEL S. STEVENS
                                        Michael S. Stevens